FIRST AMENDMENT
                                     TO THE
                           LILLIAN VERNON CORPORATION
                              PROFIT SHARING PLAN

     FIRST AMENDMENT, dated as of February 28, 2002, to the Lillian Vernon Corporation Profit Sharing Plan, by Lillian Vernon Corporation (the "Company").

     The Company maintains the Lillian Vernon Corporation Profit Sharing Plan, amended and restated generally effective as of October 1, 1997, and now wishes to amend the Plan.

     NOW, THEREFORE, the Plan is amended as follows:

     I. Section 1.10 is amended by adding the following sentence to the end thereof:

     Notwithstanding the foregoing, for Plan Years beginning on or after January 1, 2001, Compensation shall also include elective amounts that are not includible in the gross income of the employee by reason of section 132(f)(4).

     II. Section 1.24 is amended by adding the following sentence to the end thereof:

     Notwithstanding the foregoing, for Plan Years beginning on or after January 1, 2001, Limitation Compensation shall also include elective amounts that are not includible in the gross income of the employee by reason of section 132(f)(4).

     III. This Amendment shall be effective as of January 1, 2001.

     IV. In all respects not amended, the Plan is hereby ratified and confirmed.

                                  * * * * * *

     To record the adoption of the First Amendment as set forth above, the Company has caused this document to be signed on this 28th day of February, 2002.


                                                      LILLIAN VERNON CORPORATION


                                                      By: /s/ SUSAN HANDLER
                                                         -----------------------

                                SECOND AMENDMENT
                                     TO THE
                           LILLIAN VERNON CORPORATION
                              PROFIT SHARING PLAN

     SECOND AMENDMENT, dated as of May 1, 2002, to the Lillian Vernon Corporation Profit Sharing Plan, by Lillian Vernon Corporation (the "Company").

     The Company maintains the Lillian Vernon Corporation Profit Sharing Plan, as amended and restated effective October 1, 1997 (the "Plan"). Pursuant to its authority under Article X of the Plan, the Company now wishes to amend the Plan.

     NOW, THEREFORE, the Plan is amended as follows:

     I. Section 3.1(a) is amended by replacing "ten percent (10%)" with "fifty percent (50%)" wherever such term appears.

     II. Section 4.1(b) is amended by replacing "five percent (5%)" with "one percent (1%)" wherever such term appears.

     III. This Second Amendment shall be effective as of May 1, 2002.

     IV. In all respects not amended, the Plan is hereby ratified and confirmed.

                                  * * * * * *

     To record the adoption of the Second Amendment as set forth above, the Company has caused this document to be signed on this 12th day of April, 2002.


                                                      LILLIAN VERNON CORPORATION


                                                      By: /s/ SUSAN HANDLER
                                                         -----------------------
                                                         Secretary